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                                                                  Exhibit 10.20

                                     FORM
                              DEMANDSTAR.COM, INC.
                               1551 SANDSPUR ROAD
                            MAITLAND, FLORIDA 32751

Janney Montgomery Scott LLC
1801 Market Street
Philadelphia, PA 19103
Attn: Michael J. Mufson                                          March __, 2000


Dear Sir:

         DemandStar.Com, Inc. a Florida corporation (the "Company"), proposes to distribute non-transferable rights to purchase shares of its common stock ("Rights") to persons who own shares, or options to purchase shares, of H.T.E., Inc., a Florida corporation ("HTE"), and to persons employed by HTE (collectively, the "Offerees") in a transaction more fully described in the Registration Statement and the Prospectus hereinafter defined (the "Offering").

         The Company and HTE have requested that you agree to be identified to certain state securities regulatory authorities as the broker of record in such jurisdictions in connection with the Offering. You have not participated in the preparation or distribution of the Registration Statement and the Prospectus hereinafter mentioned, you are not to engage in the solicitation of any Offerees, and you have not participated in an advisory or consulting capacity to the Company or HTE in connection with the Offering.

         We have agreed to compensate you by using our best efforts to have you included as manager or co-manager of any underwritten public or private equity financing by either HTE or the Company which commences prior to September 1, 2001. We have also agreed to reimburse your reasonable out of pocket expenses, including legal fees and disbursements, in connection with this Agreement.

1. Representations of the Company and HTE. The Company and HTE jointly and severally represent and warrant to you the following.


         a. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-93445), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Rights and the underlying shares of the Company's common stock (the "Shares"). Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

         b. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including all exhibits and financial statements, all information



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omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Rights (a "Rule 462(b) registration statement"), and, in the event of any amendment thereto after the effective date of such registration statement (the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Rights and the Shares first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term "Preliminary Prospectus" as used in this Agreement shall mean each preliminary prospectus included in such registration statement prior to the time it becomes effective.

         c. The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

         d. The Company and HTE each has full corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and HTE and constitutes a valid and binding obligation of the Company and HTE enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium laws affecting creditors' rights generally and except as to those provisions relating to indemnity for liabilities arising under federal and state securities laws. The making and performance of this Agreement by the Company and HTE and the consummation of the transactions contemplated hereby (i) will not violate any provisions of the Articles of Incorporation, Bylaws or other organizational documents of the Company or HTE or any of their subsidiaries, and (ii) will not conflict with, result in a material breach or material violation of, or constitute, either by itself or upon notice or the passage of time or both, a material default under
(A) any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company, HTE or any of their subsidiaries is a party or by which the Company, HTE or any of their subsidiaries or any of their respective properties may be bound or affected, or
(B) any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company, HTE or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Securities Act and the Blue Sky laws applicable to the Offering.



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         e.       The Registration Statement and the Prospectus comply, and on the closing date of the Offering (the "Closing Date") the Prospectus will comply, in all material respects, with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date the Prospectus did not and, on the Closing Date, the Prospectus (as then amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         f. The Rights and the Shares are duly authorized, are validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus. No further approval or authority of the shareholders or the Board of Directors of the Company or HTE will be required for the issuance of the Rights or the Shares as contemplated by the Prospectus.

2. Covenants of the Company and HTE. The Company and HTE jointly and severally covenant and agree with you as follows:


         a. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have objected or which is not in compliance with the Securities Act or the Rules and Regulations.

         b. The Company will promptly notify you in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Rights or Shares for sale in any jurisdiction, or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

         c. The Company will on or before the Closing Date deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you).

         d. If at any time during the period in which a prospectus is required by law to be delivered upon the issuance of the Rights or Shares, any event relating to or affecting the Company shall occur as a result of which it is necessary, in the opinion of counsel for the Company, to supplement or amend the Prospectus in order to make the Prospectus not




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misleading in the light of the circumstances existing at the time it is delivered to an Offeree, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

         e. Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

3.       Indemnification.

         a. The Company and HTE jointly and severally agree to indemnify and hold harmless you and each person (including each partner or officer thereof) who controls you within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the common law or otherwise, and the Company and HTE jointly and severally agree to reimburse you and each such controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any posteffective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The indemnity agreements of the Company and HTE contained in this Section 3 (a) and the representations and warranties of the Company and HTE contained in Section 1 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of the Rights and the delivery of and payment for the Shares.



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         b.       Each party indemnified under the provision of Section 3a
above agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Section, it will promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such Section 3a shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Section 4 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

         c. Neither the Company nor HTE will, without your prior written consent, settle or compromise or consent to the entry of any judgment in any pending or threatened claim,



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action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not you or any person who controls you within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of you and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         4. Reimbursement of Certain Expenses. The Company and HTE hereby jointly and severally agree to reimburse you on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 3a of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 4 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.


                                       Very truly yours,

                                       H.T.E., INC.

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       DEMANDSTAR.COM, INC.

                                       By:
                                          -------------------------------------

                                       Title:
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                                       ACCEPTED AND AGREED

                                       JANNEY MONTGOMERY SCOTT LLC

                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


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